UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2017

Date of reporting period :	January 1, 2017 — December 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Variable Trust

Annual report
12 | 31 | 17

Putnam VT
Small Cap Value Fund

Message from the Trustees

February 7, 2018

Dear Shareholder:

We enter 2018 on the heels of an impressive year for global stock markets. While bond market performance was a bit uneven in 2017, stocks in most regions worldwide delivered solid advances and encountered very little volatility. As seasoned investors, we realize that benign markets like this rarely last long, and we are monitoring risks accordingly.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets.

In all environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

Performance summary (as of 12/31/17)

Investment objective

Capital appreciation

Net asset value December 31, 2017

Class IA: $16.41	Class IB: $16.20

Total return at net asset value

			Russell 2000
(as of 12/31/17)	Class IA shares*	Class IB shares*	Value Index
1 year	8.15%	7.87%	7.84%
5 years	92.57	90.17	84.29
Annualized	14.00	13.72	13.01
10 years	119.01	113.79	119.37
Annualized	8.15	7.89	8.17
Life	474.80	449.80	466.45
Annualized	9.82	9.56	9.74

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1999.

The Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Putnam VT Small Cap Value Fund	1

Report from your fund’s manager

What was the market like for U.S. small-cap value stocks during the 12-month reporting period ended December 31, 2017?

Investors tended to shrug off geopolitical and macroeconomic risks for the most part, embrace equities, and drive markets considerably higher in 2017. Optimism about U.S. tax reform, which was signed into law on December 22, 2017, and improving corporate earnings were big contributors to the rally.

In contrast to 2016, however, large-cap and growth stocks outperformed small-cap and value stocks in 2017. During the second quarter of 2017, investors began reassessing U.S. growth prospects and the ability of Congress and the White House to achieve meaningful pro-growth legislation. Investor sentiment shifted away from small companies and value stocks in favor of large companies and growth stocks. This bifurcation meant that expensive stocks — those with the highest price-to-earnings [P/E] multiples — outperformed less expensive stocks with the lowest P/E’s. I believe this development reflected a shift in investor interest from more mature, old-economy companies in the financials and consumer staples sectors to high-growth, new-age companies with lower returns on capital in the technology and health-care services sectors.

Ten sectors of the Russell 2000 Value Index [the fund’s benchmark] generated positive returns for the period — led by health care, industrials, and utilities. Telecommunications and energy struggled during the period, due in part to investors’ focus on growth stocks with little regard for their high valuations in many cases.

What was your investment strategy in this environment?

When the reporting period began, the fund had overweight exposure to the financials and transportation sectors relative to the benchmark. The fund benefited from this positioning through the first quarter of 2017, as business sentiment improved and small-cap value stocks continued to rally. During the second quarter, when investors began shifting out of small-company value stocks into large-company growth stocks, I believed that the selloff provided an opportunity to find attractively valued stocks that may have been oversold. I began restructuring the portfolio — selectively increasing the fund’s exposure to technology, capital goods, and consumer discretionary stocks while trimming holdings in financials and utilities. To help reduce risk in the portfolio, I increased the number of holdings in the portfolio, invested in a wider range of businesses, and reduced the weighting size in many of the fund holdings. As a result, we experienced high turnover in the portfolio over the period.

How did Putnam VT Small Cap Value Fund perform during the reporting period?

The fund delivered a positive return that outperformed its benchmark for the 12 months ended December 31, 2017. Sector allocation decisions drove the outperformance during the year, while stock selection detracted slightly. Investments in the information technology sector was the top contributor to performance, with both an overweight allocation and stock selection adding value. The industrials and materials sectors also contributed from both an allocation and a stock selection perspective. Health care detracted most from relative performance during the period, primarily due to stock selection. The fund’s underweight allocation also detracted from results, as health care was the strongest-performing sector in the benchmark during the year. An overweight exposure to the poorly performing energy sector, as well as weak stock selection, also detracted from portfolio performance.

What is your outlook for 2018?

Healthy corporate earnings growth and few signs of recessionary trends in most economies worldwide should allow equities to maintain their strength for the foreseeable future, in our view. In the United States, tax reform, in our view, is expected to provide a boost to business profitability and may serve as a catalyst for spending by businesses, particularly for many industrial companies that have been woefully underinvested in capital equipment.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. These risks are generally greater for small and midsize companies. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager David L. Diamond, CFA, served in the investment industry from 1986 to 2005 and reentered the industry when he joined Putnam in 2017.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2	Putnam VT Small Cap Value Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/17 to 12/31/17. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Total annual operating expenses for the fiscal
year ended 12/31/16	1.01%	1.26%
Annualized expense ratio for the six-month
period ended 12/31/17*	0.87%	1.12%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.23%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/17		ended 12/31/17
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$4.51	$5.80	$4.43	$5.70
Ending value
(after
expenses)	$1,056.70	$1,055.40	$1,020.82	$1,019.56

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/17. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Putnam VT Small Cap Value Fund	3

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust
and Shareholders of Putnam VT Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio, of Putnam VT Small Cap Value Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 7, 2018

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not determined the specific year we began serving as auditor.

4	Putnam VT Small Cap Value Fund

The fund’s portfolio 12/31/17

COMMON STOCKS (91.8%)*	Shares	Value

Air freight and logistics (1.3%)
Hub Group, Inc. Class A †	42,349	$2,028,517
		2,028,517
Auto components (2.2%)
American Axle & Manufacturing Holdings, Inc. †	34,200	582,426
Gentex Corp.	26,800	561,460
Horizon Global Corp. †	55,100	772,502
Martinrea International, Inc. (Canada)	18,800	239,898
Motorcar Parts of America, Inc. †	40,791	1,019,367
Tenneco, Inc.	6,600	386,364
		3,562,017
Banks (3.6%)
Berkshire Hills Bancorp, Inc.	16,720	611,952
Blue Hills Bancorp, Inc.	26,638	535,424
Bridge Bancorp, Inc.	20,468	716,380
Brookline Bancorp, Inc.	36,600	574,620
First Bancshares, Inc. (The)	14,132	483,314
First Internet Bancorp	16,400	625,660
Flushing Financial Corp.	7,113	195,608
Fulton Financial Corp.	10,497	187,896
HarborOne Bancorp, Inc. †	11,102	212,714
LegacyTexas Financial Group, Inc.	5,882	248,279
Old National Bancorp	26,337	459,581
Sterling Bancorp	15,907	391,312
United Community Banks, Inc./GA	20,000	562,800
		5,805,540
Beverages (0.4%)
Craft Brew Alliance, Inc. †	30,788	591,130
		591,130
Building products (2.6%)
Apogee Enterprises, Inc. S	52,653	2,407,822
Armstrong Flooring, Inc. †	28,304	478,904
Griffon Corp.	32,334	657,997
Insteel Industries, Inc.	22,894	648,358
		4,193,081
Capital markets (2.4%)
Investment Technology Group, Inc.	43,700	841,225
JMP Group, LLC	32,824	183,814
Legg Mason, Inc. S	34,400	1,444,112
OM Asset Management PLC (United Kingdom)	29,500	494,125
Virtus Investment Partners, Inc.	7,200	828,360
		3,791,636
Chemicals (3.0%)
AgroFresh Solutions, Inc. †	11,504	85,130
Axalta Coating Systems, Ltd. †	25,900	838,124
Core Molding Technologies, Inc.	10,181	220,928
Minerals Technologies, Inc.	34,725	2,390,816
Orion Engineered Carbons SA (Luxembourg)	11,411	292,122
Tronox, Ltd. Class A	19,700	404,047
Valvoline, Inc.	20,502	513,780
		4,744,947
Commercial services and supplies (3.1%)
Black Diamond Group, Ltd. (units) (Canada)	68,647	130,522
Brink’s Co. (The)	21,776	1,713,771
Clean Harbors, Inc. †	21,100	1,143,620
GDI Integrated Facility Services, Inc. (Canada) †	7,876	104,011
HNI Corp.	10,000	385,700
Knoll, Inc.	66,772	1,538,427
		5,016,051

COMMON STOCKS (91.8%)* cont.	Shares	Value

Communications equipment (2.8%)
Acacia Communications, Inc. † S	6,427	$232,850
Ciena Corp. †	25,100	525,343
Finisar Corp. †	12,500	254,375
Infinera Corp. † S	88,500	560,205
Lumentum Holdings, Inc. † S	15,700	767,730
Mitel Networks Corp. (Canada) †	59,915	493,100
Oclaro, Inc. † S	119,400	804,756
PC-Tel, Inc. †	9,926	73,155
Quantenna Communications, Inc. †	68,900	840,580
		4,552,094
Construction and engineering (3.5%)
Badger Daylighting, Ltd. (Canada) S	53,000	1,146,014
KBR, Inc.	9,650	191,360
Layne Christensen Co. † S	51,573	647,241
MasTec, Inc. †	34,500	1,688,775
MYR Group, Inc./DE †	17,629	629,884
Northwest Pipe, Co. †	35,445	678,417
Quanta Services, Inc. †	14,600	571,006
		5,552,697
Construction materials (1.4%)
Summit Materials, Inc. Class A †	44,412	1,396,301
U.S. Concrete, Inc. † S	9,740	814,751
		2,211,052
Consumer finance (0.6%)
SLM Corp. †	91,000	1,028,300
		1,028,300
Containers and packaging (3.1%)
Ardagh Group SA (Luxembourg)	22,400	472,640
Bemis Co., Inc.	57,042	2,726,037
Graphic Packaging Holding Co.	46,800	723,060
Owens-Illinois, Inc. †	24,600	545,382
Silgan Holdings, Inc.	16,500	484,935
		4,952,054
Diversified financial services (1.1%)
Capitol Investment Corp IV (Units) †	73,699	736,990
Easterly Acquisition Corp. †	26,464	267,286
Silver Run Acquisition Corp. II Class A †	74,800	741,268
		1,745,544
Electrical equipment (3.5%)
Atkore International Group, Inc. †	41,016	879,793
AZZ, Inc.	31,599	1,614,709
EnerSys	15,700	1,093,191
Regal Beloit Corp.	14,300	1,095,380
Thermon Group Holdings, Inc. †	37,681	891,909
		5,574,982
Electronic equipment, instruments, and components (3.3%)
Anixter International, Inc. †	3,403	258,628
Benchmark Electronics, Inc. †	15,700	456,870
Celestica, Inc. (Canada) †	148,900	1,560,472
Fabrinet (Thailand) †	13,700	393,190
Jabil, Inc.	27,925	733,031
Knowles Corp. †	104,050	1,525,373
TTM Technologies, Inc. † S	18,400	288,328
		5,215,892
Energy equipment and services (3.0%)
Gulf Island Fabrication, Inc.	13,000	174,525
Helix Energy Solutions Group, Inc. †	27,300	205,842
Key Energy Services, Inc. † S	29,200	344,268
Matrix Service Co. †	59,146	1,052,799
Mullen Group, Ltd. (Canada)	34,548	432,606
Ocean Rig UDW, Inc. Class A (Cayman Islands) †	37,300	999,640

Putnam VT Small Cap Value Fund	5

COMMON STOCKS (91.8%)* cont.	Shares	Value

Energy equipment and services cont.
Patterson-UTI Energy, Inc.	14,791	$340,341
Unit Corp. †	30,517	671,374
Weatherford International PLC † S	154,900	645,933
		4,867,328
Equity real estate investment trusts (REITs) (2.4%)
Clipper Realty, Inc.	32,381	323,486
Geo Group, Inc. (The)	18,400	434,240
Hersha Hospitality Trust	62,200	1,082,280
RLJ Lodging Trust	39,196	861,136
Senior Housing Properties Trust	36,940	707,401
Summit Hotel Properties, Inc.	11,500	175,145
Williams Scotsman Corp. † S	23,030	292,481
		3,876,169
Food and staples retail (0.8%)
Sprouts Farmers Market, Inc. †	53,903	1,312,538
		1,312,538
Food products (2.7%)
Amira Nature Foods, Ltd. (United Arab
Emirates) † S	18,435	76,874
Amplify Snack Brands, Inc. † S	39,506	474,467
B&G Foods, Inc. S	6,484	227,913
Flowers Foods, Inc.	47,540	917,997
Hain Celestial Group, Inc. (The) †	63,588	2,695,495
		4,392,746
Health-care providers and services (2.2%)
Brookdale Senior Living, Inc. †	118,000	1,144,600
Ensign Group, Inc. (The) S	39,911	886,024
Envision Healthcare Corp. † S	23,700	819,072
PetIQ, Inc. †	28,600	624,624
		3,474,320
Hotels, restaurants, and leisure (6.0%)
Bloomin’ Brands, Inc.	108,229	2,309,607
Caesars Entertainment Corp. †	128,200	1,621,730
Carrols Restaurant Group, Inc. †	56,800	690,120
Del Frisco’s Restaurant Group, Inc. †	29,000	442,250
Fiesta Restaurant Group, Inc. † S	16,600	315,400
ILG, Inc.	21,280	606,054
La Quinta Holdings, Inc. †	36,500	673,790
Playa Hotels & Resorts NV †	73,300	790,907
Red Lion Hotels Corp. †	54,875	540,519
Red Robin Gourmet Burgers, Inc. † S	8,032	453,005
SeaWorld Entertainment, Inc. †	28,624	388,428
Sonic Corp.	13,600	373,728
Speedway Motorsports, Inc.	21,236	400,723
		9,606,261
Household products (0.3%)
Energizer Holdings, Inc.	8,827	423,519
		423,519
Insurance (2.1%)
Argo Group International Holdings, Ltd. (Bermuda)	11,967	737,766
Assured Guaranty, Ltd.	33,400	1,131,258
Donegal Group, Inc. Class A	13,378	231,439
Greenlight Capital Re, Ltd. Class A
(Cayman Islands) †	18,715	376,172
Heritage Insurance Holdings, Inc. S	51,437	926,895
		3,403,530
Internet software and services (0.1%)
j2 Global, Inc.	3,137	235,369
		235,369
IT Services (0.7%)
Booz Allen Hamilton Holding Corp.	9,500	362,235
Conduent, Inc. †	52,200	843,552
		1,205,787

COMMON STOCKS (91.8%)* cont.	Shares	Value

Leisure products (2.0%)
American Outdoor Brands Corp. † S	18,042	$231,659
Brunswick Corp.	18,438	1,018,146
Clarus Corp. †	88,023	690,981
Mattel, Inc. S	50,300	773,614
Sturm Ruger & Co., Inc.	2,885	161,127
Vista Outdoor, Inc. †	22,900	333,653
		3,209,180
Machinery (6.6%)
American Railcar Industries, Inc.	1,520	63,293
Astec Industries, Inc.	15,160	886,860
ATS Automation Tooling Systems, Inc. (Canada) †	40,800	504,726
Colfax Corp. †	27,700	1,097,474
Crane Co.	3,500	312,270
Deutz AG (Germany)	76,703	695,830
DMC Global, Inc.	24,026	601,851
Flowserve Corp.	1,900	80,047
Franklin Electric Co., Inc.	26,600	1,220,940
FreightCar America, Inc.	34,100	582,428
Global Brass & Copper Holdings, Inc.	22,100	731,510
Hyster-Yale Materials Handling, Inc.	4,948	421,372
LB Foster Co. Class A †	24,133	655,211
Mueller Industries, Inc.	8,865	314,087
Mueller Water Products, Inc. Class A	24,500	306,985
Rexnord Corp. †	46,891	1,220,104
Titan International, Inc.	63,641	819,696
		10,514,684
Marine (0.3%)
Matson, Inc.	6,558	195,691
Safe Bulkers, Inc. (Monaco) † S	39,539	127,711
Star Bulk Carriers Corp. (Greece) †	11,700	131,742
		455,144
Media (0.9%)
Central European Media Enterprises, Ltd. Class A
(Czech Republic) † S	83,493	388,242
IMAX Corp. (Canada) † S	38,100	882,015
National CineMedia, Inc.	13,300	91,238
		1,361,495
Metals and mining (2.3%)
Carpenter Technology Corp.	8,127	414,396
Cleveland-Cliffs, Inc. † S	23,300	167,993
Ferroglobe Representation & Warranty Insurance
Trust †	102,740	—
IAMGOLD Corp. (Canada) †	83,400	486,334
Major Drilling Group International, Inc.
(Canada) †	255,770	1,436,544
Olympic Steel, Inc.	20,905	449,248
TimkenSteel Corp. †	40,959	622,167
Universal Stainless & Alloy Products, Inc. †	5,983	128,156
		3,704,838
Multiline retail (0.6%)
Dillards, Inc. Class A S	1,539	92,417
Kohl’s Corp.	15,559	843,765
		936,182
Oil, gas, and consumable fuels (8.8%)
Bonanza Creek Energy, Inc. †	24,617	679,183
Chaparral Energy, Inc. Class A †	41,518	983,561
Crescent Point Energy Corp. (Canada)	200,400	1,527,048
Energen Corp. †	22,131	1,274,082
Gener8 Maritime, Inc. †	112,403	744,108
Halcon Resources Corp. †	35,200	266,464
Laredo Petroleum, Inc. † S	35,900	380,899

6	Putnam VT Small Cap Value Fund

COMMON STOCKS (91.8%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Linn Energy, Inc. †	38,083	$1,532,841
Midstates Petroleum Co., Inc. †	43,900	727,862
Oasis Petroleum, Inc. †	88,180	741,594
Overseas Shipholding Group, Inc. Class A †	97,361	266,769
Penn Virginia Corp. †	59,200	2,315,312
Range Resources Corp.	27,300	465,738
SandRidge Energy, Inc. †	33,600	707,952
SilverBow Resources, Inc. †	2,795	83,067
Southwestern Energy Co. †	44,100	246,078
Tsakos Energy Navigation, Ltd. (Greece) S	149,000	582,590
Ultra Petroleum Corp. † S	53,783	487,274
		14,012,422
Paper and forest products (0.6%)
KapStone Paper and Packaging Corp.	38,600	875,834
Louisiana-Pacific Corp. †	6,000	157,560
		1,033,394
Professional services (0.4%)
ICF International, Inc. †	10,959	575,348
		575,348
Real estate management and development (0.5%)
Kennedy-Wilson Holdings, Inc. S	44,300	768,605
		768,605
Road and rail (0.4%)
Schneider National, Inc. Class B	21,951	626,921
		626,921
Semiconductors and semiconductor equipment (3.4%)
Advanced Energy Industries, Inc. †	8,900	600,572
Brooks Automation, Inc.	27,800	663,030
FormFactor, Inc. †	59,519	931,472
Inphi Corp. † S	8,200	300,120
MACOM Technology Solutions Holdings, Inc. †	21,900	712,626
MaxLinear, Inc. Class A †	25,400	671,068
Silicon Motion Technology Corp. ADR (Taiwan)	29,045	1,538,223
		5,417,111
Software (0.6%)
BancTec, Inc. 144A CVR F	152,299	—
FireEye, Inc. †	12,200	173,240
Seachange International, Inc. †	53,700	211,041
TECSYS, Inc. (Canada)	11,931	159,270
VASCO Data Security International, Inc. †	33,967	472,141
		1,015,692
Specialty retail (2.5%)
American Eagle Outfitters, Inc.	28,100	528,280
Barnes & Noble, Inc.	21,000	140,700
Foot Locker, Inc.	6,800	318,784
Francesca’s Holdings Corp. †	26,544	194,037
Genesco, Inc. †	19,592	636,740
Indigo Books & Music, Inc. (Canada) †	5,400	80,592
New York & Co., Inc. †	161,907	463,054
Party City Holdco, Inc. † S	51,610	719,960
Roots Corp. (Canada) †	94,122	843,878
		3,926,025
Technology hardware, storage, and peripherals (0.2%)
NCR Corp. †	9,515	323,415
		323,415
Textiles, apparel, and luxury goods (0.1%)
Perry Ellis International, Inc. †	8,023	200,896
		200,896
Thrifts and mortgage finance (2.6%)
Beneficial Bancorp, Inc.	32,400	532,980
Clifton Bancorp, Inc.	18,554	317,273
Meridian Bancorp, Inc.	12,300	253,380
OceanFirst Financial Corp.	12,849	337,286

COMMON STOCKS (91.8%)* cont.	Shares	Value

Thrifts and mortgage finance cont.
PCSB Financial Corp. †	39,800	$758,190
Radian Group, Inc.	75,353	1,553,025
Sterling Bancorp, Inc./MI †	29,883	379,514
		4,131,648
Trading companies and distributors (0.8%)
CAI International, Inc. †	15,000	424,800
Hardwoods Distribution, Inc. (Canada)	13,822	222,120
MRC Global, Inc. †	38,900	658,188
		1,305,108

Total common stocks (cost $138,239,011)		$146,881,209

INVESTMENT COMPANIES (3.0%)*	Shares	Value

Ares Capital Corp.	75,900	$1,193,148
Golub Capital BDC, Inc.	38,295	696,969
Hercules Capital, Inc.	55,815	732,293
Oaktree Specialty Lending Corp.	64,846	317,097
Solar Capital, Ltd.	17,060	344,783
TCP Capital Corp.	22,266	340,224
TPG Specialty Lending, Inc.	22,631	448,094
TriplePoint Venture Growth BDC Corp.	60,894	772,745
Total investment companies (cost $4,989,504)		$4,845,353

PURCHASED OPTIONS
OUTSTANDING (0.4%)*	Expiration date/	Notional	Contract
Counterparty	Strike price	amount	amount	Value

Citibank, N.A.
iShares Russell 2000
ETF (Put)	Mar-18/$145.00	$20,052,759	$131,528	$241,363
Goldman Sachs International
iShares Russell 2000
ETF (Put)	Mar-18/142.00	32,605,553	213,863	294,064
UBS AG
iShares Russell 2000
ETF (Put)	Mar-18/146.00	7,865,716	51,592	98,733
Total purchased options outstanding (cost $765,173)				$634,160

	Principal amount/
SHORT-TERM INVESTMENTS (14.7%)*		shares	Value

Putnam Cash Collateral Pool, LLC 1.55% [d]	Shares	14,244,240	$14,244,240
Putnam Short Term Investment
Fund 1.45% L	Shares	8,647,763	8,647,763
State Street Institutional U.S. Government
Money Market Fund, Premier Class 1.21% P	Shares	360,000	360,000
U.S. Treasury Bills 1.095%, 1/18/18		$203,000	202,866
U.S. Treasury Bills 1.108%, 2/1/18		111,000	110,871
Total short-term investments (cost $23,565,796)			$23,565,740

Total investments (cost $167,559,484)			$175,926,462

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign secu-
rities on deposit with a custodian bank
CVR	Contingent Value Rights
ETF	Exchange Traded Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2017 through December 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

Putnam VT Small Cap Value Fund	7

* Percentages indicated are based on net assets of $159,916,596.

† This security is non-income-producing.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Notes 1 and 8).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $1,002,276 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

WRITTEN OPTIONS
OUTSTANDING at	Expiration
12/31/17	date/strike	Notional	Contract
(premiums $377,297)	price	amount	amount	Value
Barclays Bank PLC
Finisar Corp. (Put)	Jan-18/$23.00	$138,482	$6,805	$18,800
Citibank, N.A.
iShares Russell 2000
ETF (Put)	Mar-18/137.00	20,052,759	131,528	116,403
Kohls Corp. (Put)	Jan-18/53.00	114,154	2,105	4,176
Kohls Corp. (Put)	Jan-18/52.00	66,866	1,233	1,850
Credit Suisse International
Kohls Corp. (Put)	Jan-18/55.00	157,809	2,910	8,075
Goldman Sachs International
iShares Russell 2000
ETF (Put)	Mar-18/132.00	32,605,553	213,863	123,803
UBS AG
American Eagle
Outfitters (Call)	Jan-18/20.00	155,307	8,261	2,685
Carpenter Technology
Corp. (Put)	Jan-18/50.00	109,781	2,153	1,997
iShares Russell 2000
ETF (Put)	Mar-18/138.00	7,865,716	51,592	49,870
Lumentum Holdings,
Inc. (Put)	Jan-18/47.50	161,174	3,296	5,603
Lumentum Holdings,
Inc. (Put)	Jan-18/50.00	78,827	1,612	4,909
Total				$338,171

8	Putnam VT Small Cap Value Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$22,802,056	$—	$—
Consumer staples	6,719,933	—	—
Energy	18,879,750	—	—
Financials	19,906,198	—	—
Health care	3,474,320	—	—
Industrials	35,146,703	695,830	—
Information technology	17,965,360	—	—**
Materials	16,646,285	—	—
Real estate	4,644,774	—	—
Total common stocks	146,185,379	695,830	—
Investment companies	4,845,353	—	—
Purchased options outstanding	—	634,160	—
Short-term investments	9,007,763	14,557,977	—
Totals by level	$160,038,495	$15,887,967	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Written options outstanding	$—	$(338,171)	$—
Totals by level	$—	$(338,171)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

** Value of Level 3 security is $—.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT Small Cap Value Fund	9

Statement of assets and liabilities
12/31/17

Assets
Investment in securities, at value, including $13,749,553 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $144,667,481)	$153,034,459
Affiliated issuers (identified cost $22,892,003) (Notes 1 and 5)	22,892,003
Cash	323,477
Foreign currency (cost $273,850) (Note 1)	274,704
Dividends, interest and other receivables	189,397
Receivable for shares of the fund sold	23,536
Receivable for investments sold	194,193
Total assets	176,931,769

Liabilities
Payable for investments purchased	1,338,726
Payable for shares of the fund repurchased	118,571
Payable for compensation of Manager (Note 2)	83,593
Payable for custodian fees (Note 2)	65,410
Payable for investor servicing fees (Note 2)	14,510
Payable for Trustee compensation and expenses (Note 2)	109,082
Payable for administrative services (Note 2)	1,638
Payable for distribution fees (Note 2)	21,837
Payable to broker	269,184
Written options outstanding, at value (premiums $377,297) (Note 1)	338,171
Collateral on securities loaned, at value (Note 1)	14,244,240
Collateral on certain derivative contracts, at value (Notes 1 and 8)	360,000
Other accrued expenses	50,211
Total liabilities	17,015,173

Net assets	$159,916,596

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$107,346,671
Undistributed net investment income (Note 1)	550,009
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	43,612,913
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	8,407,003
Total — Representing net assets applicable to capital shares outstanding	$159,916,596

Computation of net asset value Class IA
Net assets	$55,885,750
Number of shares outstanding	3,405,941
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$16.41

Computation of net asset value Class IB
Net assets	$104,030,846
Number of shares outstanding	6,423,526
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$16.20

The accompanying notes are an integral part of these financial statements.

10	Putnam VT Small Cap Value Fund

Statement of operations
Year ended 12/31/17

Investment income
Dividends (net of foreign tax of $15,232)	$2,076,689
Interest (including interest income of $127,710 from investments in affiliated issuers) (Note 5)	128,540
Securities lending (Notes 1 and 5)	148,259
Total investment income	2,353,488

Expenses
Compensation of Manager (Note 2)	1,008,072
Investor servicing fees (Note 2)	113,056
Custodian fees (Note 2)	114,801
Trustee compensation and expenses (Note 2)	5,821
Distribution fees (Note 2)	263,123
Administrative services (Note 2)	4,884
Other	82,518
Total expenses	1,592,275

Expense reduction (Note 2)	(39,556)
Net expenses	1,552,719

Net investment income	800,769
Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	43,988,044
Net realized gain on foreign currency transactions (Note 1)	5,606
Net realized loss on futures contracts (Note 1)	(93,808)
Net realized gain on written options (Note 1)	102,277
Net unrealized depreciation of securities in unaffiliated issuers during the year	(32,752,699)
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	899
Net unrealized appreciation of written options during the year	39,126
Net gain on investments	11,289,445

Net increase in net assets resulting from operations	$12,090,214

Statement of changes in net assets

	Year ended	Year ended
	12/31/17	12/31/16
Increase (decrease) in net assets
Operations:
Net investment income	$800,769	$1,426,224
Net realized gain on investments and foreign currency transactions	44,002,119	6,576,907
Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(32,712,674)	28,994,773
Net increase in net assets resulting from operations	12,090,214	36,997,904
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(519,014)	(752,756)
Class IB	(754,898)	(1,135,998)
Net realized short-term gain on investments
Class IA	(184,854)	(25,092)
Class IB	(353,646)	(47,053)
From net realized long-term gain on investments
Class IA	(2,054,723)	(5,147,414)
Class IB	(3,930,914)	(9,652,623)
Increase (decrease) from capital share transactions (Note 4)	(14,816,758)	1,173,260
Total increase (decrease) in net assets	(10,524,593)	21,410,228
Net assets:
Beginning of year	170,441,189	149,030,961
End of year (including undistributed net investment income of $550,009 and $1,248,381, respectively)	$159,916,596	$170,441,189

The accompanying notes are an integral part of these financial statements.

Putnam VT Small Cap Value Fund	11

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class IA
12/31/17	$15.94	.10	1.15	1.25	(.15)	(.63)	(.78)	$16.41	8.15	$55,886.82		.66	398
12/31/16	14.16	.15	3.28	3.43	(.21)	(1.44)	(1.65)	15.94	27.70	59,872	.78[e]	1.14[e]	67
12/31/15	16.70	.20	(.74)	(.54)	(.18)	(1.82)	(2.00)	14.16	(3.90)	52,593.76		1.30	52
12/31/14	21.02	.17	.47	.64	(.16)	(4.80)	(4.96)	16.70	3.69	63,215.79		1.01	55
12/31/13	15.42	.12	5.93	6.05	(.19)	(.26)	(.45)	21.02	39.93	72,183.81		.65	59
Class IB
12/31/17	$15.75	.06	1.13	1.19	(.11)	(.63)	(.74)	$16.20	7.87	$104,031	1.07	.41	398
12/31/16	13.99	.12	3.25	3.37	(.17)	(1.44)	(1.61)	15.75	27.49	110,569	1.03[e]	.89[e]	67
12/31/15	16.53	.16	(.74)	(.58)	(.14)	(1.82)	(1.96)	13.99	(4.24)	96,438	1.01	1.04	52
12/31/14	20.84	.13	.46	.59	(.10)	(4.80)	(4.90)	16.53	3.43	120,747	1.04	.76	55
12/31/13	15.29	.08	5.88	5.96	(.15)	(.26)	(.41)	20.84	39.61	148,138	1.06	.43	59

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

12	Putnam VT Small Cap Value Fund

Notes to financial statements 12/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2017 through December 31, 2017.

Putnam VT Small Cap Value Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of small U.S. companies, with a focus on value stocks. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of the stock may rise. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in companies of a size similar to those in the Russell 2000 Value Index. This policy may be changed only after 60 days’ notice to shareholders. As of March 31, 2017, the index was composed of companies having market capitalizations of between approximately $35.6 million and $13.7 billion. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Putnam VT Small Cap Value Fund	13

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to generate additional income for the portfolio, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $26,875 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $14,244,240 and the value of securities loaned amounted to $13,750,184. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In

14	Putnam VT Small Cap Value Fund

addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions and from nontaxable dividends. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $225,229 to decrease undistributed net investment income and $225,229 to increase accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$9,710,211
Unrealized depreciation	(2,959,708)
Net unrealized appreciation	6,750,503
Undistributed ordinary income	550,011
Undistributed short-term gain	12,669,607
Undistributed long-term gain	32,598,902
Cost for federal income tax purposes	$168,837,788

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 38.6% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.625% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$39,366
Class IB	73,690
Total	$113,056

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $401 under the expense offset arrangements and by $39,155 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $117, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Putnam VT Small Cap Value Fund	15

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities (Long-term)	$598,236,926	$622,156,282
U.S. government securities
(Long-term)	—	—
Total	$598,236,926	$622,156,282

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/17		Year ended 12/31/16		Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	319,094	$4,990,233	310,433	$4,338,261	637,183	$9,918,210	583,727	$8,039,386
Shares issued in connection with
reinvestment of distributions	179,479	2,758,591	481,729	5,925,262	331,543	5,039,458	890,359	10,835,674
	498,573	7,748,824	792,162	10,263,523	968,726	14,957,668	1,474,086	18,875,060
Shares repurchased	(847,797)	(13,274,181)	(752,465)	(10,109,659)	(1,565,158)	(24,249,069)	(1,345,096)	(17,855,664)
Net increase (decrease)	(349,224)	$(5,525,357)	39,697	$153,864	(596,432)	$(9,291,401)	128,990	$1,019,396

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/16	Purchase cost	Sale proceeds	Investment income	12/31/17
Short-term investments
Putnam Cash Collateral Pool, LLC*	$14,968,800	$107,505,340	$108,229,900	$179,361	$14,244,240
Putnam Short Term Investment
Fund**	5,882,664	165,936,346	163,171,247	127,710	8,647,763
Total Short-term investments	$20,851,464	$273,441,686	$271,401,147	$307,071	$22,892,003

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

**Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$92,000
Written equity option contracts (contract amount)	$98,000
Futures contracts (number of contracts)	—*

*For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

16	Putnam VT Small Cap Value Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Equity contracts	Investments	$634,160	Payables	$338,171
Total		$634,160		$338,171

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Options	Futures	Total
Equity contracts	$(101,215)	$(93,808)	$(195,023)
Total	$(101,215)	$(93,808)	$(195,023)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Options	Total
Equity contracts	$(91,887)	$(91,887)
Total	$(91,887)	$(91,887)

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays		Credit Suisse	Goldman Sachs
	Bank PLC	Citibank, N.A.	International	International	UBS AG	Total
Assets:
Purchased options**#	$—	$241,363	$—	$294,064	$98,733	$634,160
Total Assets	$—	$241,363	$—	$294,064	$98,733	$634,160
Liabilities:
Written options#	18,800	122,429	8,075	123,803	65,064	338,171
Total Liabilities	$18,800	$122,429	$8,075	$123,803	$65,064	$338,171
Total Financial and Derivative
Net Assets	$(18,800)	$118,934	$(8,075)	$170,261	$33,669	$295,989
Total collateral received (pledged)†##	$—	$118,934	$—	$160,000	$—
Net amount	$(18,800)	$—	$(8,075)	$10,261	$33,669
Controlled collateral received (including
TBA commitments)**	$—	$200,000	$—	$160,000	$—	$360,000
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Putnam VT Small Cap Value Fund	17

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $35,895,394 as a capital gain dividend with respect to the taxable year ended December 31, 2017, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 50.45% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

18	Putnam VT Small Cap Value Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.	Director of Yale-NUS College; Alumni Fellow to the Yale Corporation	
Dr. Paul L. Joskow Born 1947 Trustee since 1997	Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services	
Kenneth R. Leibler Born 1949 Trustee since 2006 and Vice Chair since 2016	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Eversource Corporation, which operates New England's largest energy delivery system	
Robert E. Patterson Born 1945 Trustee since 1984	Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.	None

Putnam VT Small Cap Value Fund	19

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2017, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	Mark C. Trenchard (Born 1962)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President and BSA Compliance Officer
Officer, and Compliance Liaison	Since 2010	Since 2002
Since 2004		Director of Operational Compliance,
	Janet C. Smith (Born 1965)	Putnam Investments and Putnam
Robert T. Burns (Born 1961)	Vice President, Principal Financial Officer,	Retail Management
Vice President and Chief Legal Officer	Principal Accounting Officer, and Assistant
Since 2011	Treasurer	Nancy E. Florek (Born 1957)
General Counsel, Putnam Investments, Putnam	Since 2007	Vice President, Director of Proxy Voting and
Management, and Putnam Retail Management	Head of Fund Administration Services,	Corporate Governance, Assistant Clerk, and
	Putnam Investments and Putnam Management	Assistant Treasurer
James F. Clark (Born 1974)		Since 2000
Vice President and Chief Compliance Officer	Susan G. Malloy (Born 1957)
Since 2016	Vice President and Assistant Treasurer	Denere P. Poulack (Born 1968)
Chief Compliance Officer, Putnam Investments	Since 2007	Assistant Vice President, Assistant Clerk,
and Putnam Management	Head of Accounting, Middle Office, & Control	and Assistant Treasurer
	Services, Putnam Investments and	Since 2004
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

20	Putnam VT Small Cap Value Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Kenneth R. Leibler, Vice Chair
Boston, MA 02109	P.O. Box 8383	Liaquat Ahamed
	Boston, MA 02266-8383	Ravi Akhoury
Investment Sub-Advisor	1-800-225-1581	Barbara M. Baumann
Putnam Investments Limited		Katinka Domotorffy
16 St James’s Street	Custodian	Catharine Bond Hill
London, England SW1A 1ER	State Street Bank and Trust Company	Paul L. Joskow
Robert E. Patterson
Marketing Services	Legal Counsel	George Putnam, III
Putnam Retail Management	Ropes & Gray LLP	Robert L. Reynolds
One Post Office Square		Manoj P. Singh
Boston, MA 02109	Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Small Cap Value Fund	21

This report has been prepared for the shareholders	H521
of Putnam VT Small Cap Value Fund.	VTAN069 309467 2/18

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2017	$30,191	$ —	$4,297	$215
December 31, 2016	$30,703	$ —	$4,213	$ —

For the fiscal years ended December 31, 2017 and December 31, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $387,042 and $563,966 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2017	$ —	$382,530	$ —	$ —
December 31, 2016	$ —	$559,753	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 27, 2018